LONG TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Schedule of Long-term Debt Instruments [Table Text Block]
	Interest rate as
	of December 31,	December 31,
	2014	2013	2014

	%
Loans from banks in USD (1)	3.7%	$2,904	$-
Loan from banks and other in NIS	4.1%-5.9%	405	481
Other long term debt		20	8

Less – Current maturities (included under “short-term debt”)		(1,055)	-

		$2,274	$490

(1)
Loan from a US bank, received on November 2013 in the amount of $3,000, paid monthly in equal payment, for a period of 36 months bearing interest of Libor+3.5%. The loan agreement contains various covenants which require us to maintain certain financial ratios. The Company has met the financial ratios as of December 31, 2013. During 2014 the company repaid the loan.

(2)
On November 2013, the Company entered into a credit line agreement with a U.S. bank, under which the bank provides the Company with a credit line of $3 million for a period of three years. As of December 31, 2014, the Company had drawn down an amount of approximately $2.8 million from the credit line, which is subject to interest equal to the Prime Rate in effect from time to time, plus 3% per annum; provided that the interest rate in effect on any day shall not be less than 6.0% per annum. In relation to this credit line, the Company is obliged by the bank to comply with certain financial covenants, as defined in the agreement. As of December 31, 2014, the Company was in full compliance with the financial covenants. During January 2015 the company fully repaid the credit line.